25. Shareholders' equity (Details 2) - BRL (R$) R$ / shares in Units, R$ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Shareholders Equity Details 2
Net income for the year	R$ 1,234,507	R$ 750,427	R$ 2,085,442
(-) Legal reserve constitution	(61,725)	(37,521)
(-) Tax incentives not to be distributed	(112,493)	(118,250)
Revised profit	1,060,289	594,656
Dividends to be distributed:
Minimum dividends calculated considering 25% of the revised profit	265,072	148,664
Breakdown of dividends payable and interest on equity:
Interest on shareholders' equity	189,991	0
Dividends	103,325	148,664
Total dividends distributed and proposed	293,316	148,664
IRRF tax on interest on equity	(28,244)	0
Total dividends and interest on shareholders' equity, net	R$ 265,072	R$ 148,664
Dividends per share (Reais per share)	R$ 0.11	R$ 0.06